UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

July 14, 2024
Date of Report (Date of earliest event reported)

SUNOCO LP
(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 400
Dallas	,	Texas	75225
(Address of principal executive offices, including zip code)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
The information set forth in Item 2.01 is incorporated into this Item 1.01 by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On July 16, 2024, Sunoco LP ("Sunoco" or the "Partnership") and Energy Transfer LP ("Energy Transfer") announced the formation of a joint venture combining their respective crude oil and produced water gathering assets in the Permian Basin. Energy Transfer owns 100% of the limited liability interests in Sunoco’s general partner, Sunoco GP LLC, 28,463,967 of Sunoco’s common units and all of Sunoco’s incentive distribution rights. Pursuant to the Contribution Agreement by and among Sunoco LP, SUN Pipeline Holdings LLC, NuStar Permian Transportation and Storage LLC, NuStar Permian Crude Logistics LLC, NuStar Permian Holdings LLC, NuStar Logistics, L.P., ET-S Permian Holdings Company LP, ET-S Permian Pipeline Company LLC, ET-S Permian Marketing Company LLC, Energy Transfer LP, and Energy Transfer Crude Marketing, LLC dated July 14, 2024 (the "Contribution Agreement"), in a cashless transaction, Sunoco will contribute all of its Permian crude oil gathering assets and operations to the joint venture. Additionally, Energy Transfer will contribute its Permian crude oil and produced water gathering assets and operations to the joint venture. Energy Transfer’s long-haul crude pipeline network that provides transportation of crude oil out of the Permian Basin to Nederland, Houston, and Cushing is excluded from the joint venture.
The joint venture will operate more than 5,000 miles of crude oil and water gathering pipelines with crude oil storage capacity in excess of 11 million barrels.
Sunoco will hold a 32.5% interest with Energy Transfer holding the remaining 67.5% interest in the joint venture.
The formation of the joint venture has an effective date of July 1, 2024, and is expected to be immediately accretive to distributable cash flow per LP unit for both Energy Transfer and Sunoco.
The foregoing description of the Contribution Agreement is qualified in its entirety by reference to such Contribution Agreement, a copy of which is filed as Exhibit 2.1 hereto.
Item 7.01. Regulation FD Disclosure.
On July 16, 2024, the Partnership and Energy Transfer issued a joint press release announcing the formation of the joint venture. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information furnished in Item 7.01 and Exhibit 99.1 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description

2.1
Contribution Agreement, by and among Sunoco LP, SUN Pipeline Holdings LLC, NuStar Permian Transportation and Storage LLC, NuStar Permian Crude Logistics LLC, NuStar Permian Holdings LLC, NuStar Logistics, L.P., ET-S Permian Holdings Company LP, ET-S Permian Pipeline Company LLC, ET-S Permian Marketing Company LLC, Energy Transfer LP, and Energy Transfer Crude Marketing, LLC, dated as of July 14, 2024

99.1	Press Release of Sunoco LP, dated July 16, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP
		By:	Sunoco GP LLC, its general partner
Date:	July 18, 2024	By:	/s/ Dylan A. Bramhall
Dylan A. Bramhall
Chief Financial Officer